Exhibit 99.1


July 21, 2004

Mr. Michael W. Shelton
Senior Vice President and
Chief Financial Officer
FNB Financial Services Corporation
1501 Highwoods Blvd, Suite 400
Greensboro, NC 27410

Dear Mr. Shelton:

On June 1, 2004, FNB Financial Services Corporation (Commission File Number 1-13086) notified PricewaterhouseCoopers LLP that our engagement as auditors was terminated in relation to the FNB Financial Services Corporation Employees' Savings Plus and Profit Sharing Plan.

Very truly yours,

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

cc:      Chief Accountant
         SECPS Letter File, Mail Stop 11-3
         Securities and Exchange Commission
         450 Fifth Street, N.W.
         Washington, D.C. 20549


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